Exhibit 99.11

Standard Parking Corporation and Central Parking, Inc.

Merger of America’s Premier Service Providers

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding expected cost synergies and other anticipated benefits of the proposed merger of Standard Parking and Central Parking, the expected future operating results of the combined company, the expected timing of completion of the merger and the other expectations, beliefs, plans, intentions and strategies of Standard Parking. Standard Parking has tried to identify these statements by using words such as “expect,” “anticipate,” “believe,” “could,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and “will” and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on management’s expectations and beliefs concerning future events and are subject to uncertainties and factors relating to operations and the business environment, all of which are difficult to predict and many of which are beyond management’s control. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: the risk that the proposed business combination transaction is not completed on a timely basis or at all; the ability to integrate Central Parking into the business of Standard Parking successfully and the amount of time and expense spent and incurred in connection with the integration; the risk that the economic benefits, cost savings and other synergies that Standard Parking anticipates as a result of the transaction are not fully realized or take longer to realize than expected; the risk that Standard Parking or Central Parking may be unable to obtain antitrust or other regulatory clearance required for the transaction, or that required antitrust or other regulatory clearance may delay the transaction or result in the imposition of conditions that could adversely affect the operations of the combined company or cause the parties to abandon the transaction; intense competition; the loss, or renewal on less favorable terms, of management contracts and leases; and changes in general economic and business conditions or demographic trends.

For a detailed discussion of factors that could affect Standard Parking’s future operating results, please see Standard Parking’s filings with the Securities and Exchange Commission (the “SEC”), including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, Standard Parking undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances, future events or for any other reason.

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Additional Information

The shares of Standard Parking’s common stock to be issued as consideration under the merger agreement will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws, and, unless so registered, such shares may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This document does not constitute an offer to buy or sell securities, or a solicitation of any vote or approval, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Standard Parking intends to file with the SEC a proxy statement and other relevant materials in connection with the proposed business combination transaction referenced in this document. Before making any voting decision with respect to the proposed transaction, Standard Parking stockholders are urged to read the proxy statement when it becomes available, and as it may be amended from time to time, because it will contain important information regarding the proposed transaction. Standard Parking’s stockholders may obtain a free copy of the proxy statement and other relevant materials, when available, and other documents filed by Standard Parking with the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the proxy statement, when available, will be provided free of charge by Standard Parking to all of its stockholders. Additional requests for proxy statements and other relevant materials should be directed to Standard Parking, Investor Relations, 900 N. Michigan Ave., Chicago, IL 60611 or by email at investor_relations@standardparking.com.

Standard Parking and Central Parking and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Standard Parking’s stockholders with respect to the proposed transaction. Any interests of the executive officers and directors of Standard Parking and Central Parking in the proposed transaction will be described in the proxy statement, when it becomes available. For additional information about Standard Parking’s executive officers and directors, see Standard Parking’s proxy statement filed with the SEC on March 28, 2011.

Merger of Two Premier Parking Service Providers

Transaction: Merger of Standard Parking and Central Parking

Consideration: 6.161 million Standard Parking shares, $27 million cash paid in 3 years and assumption of $210 million Central Parking debt, net of cash acquired

Synergies:

$20 million annual run-rate net cost synergies expected to be achieved by end of year 2

Acquisition Multiple:

10.1x LTM adjusted EBITDA

6.4x LTM adjusted EBITDA plus $20 million in synergies

Anticipated Closing:

3rd Quarter 2012

Relative Ownership:

28% Central Parking stockholders / 72% existing Standard Parking stockholders

Accretion: Expected to be accretive to EPS within 2-3 years

Pro Forma Leverage: 4.5x LTM adjusted EBITDA 3.6x LTM adjusted EBITDA plus synergies

Note: LTM as of September 30, 2011.

Key Metrics

Standard Parking Central Parking Combined

Parking Spaces 1.2 million 1.0 million 2.2 million

Managed Locations 1,953 1,434 3,387

Leased Locations 201 839 1,040

Owned Locations 0 0 0

Total Locations 2,154 2,273 4,427

Employees ~12,000 ~14,000 ~26,000

LTM Total Revenue(1) $322.6 $535.5 $858.1

LTM Gross Profit 89.1 80.7 169.8

LTM EBITDA(2) $41.6 $34.4 $76.0

LTM Adjusted EBITDA Plus Cost Synergies(3) $96.0

Note: Dollars in millions. LTM as of September 30, 2011. Central Parking financial information excludes real estate assets to be disposed of prior to close.

(1)	Total revenue excludes reimbursed management contract expenses.

(2) Central Parking EBITDA adjusted for certain items not expected to be indicative of future performance. (3) Pro forma adjusted EBITDA includes $20 million of net run-rate cost synergies.

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Central Parking Overview

- Central Parking has built a solid underlying business by developing strong operating brands and by focusing on the creation and integration of advanced, customer-centric technologies and services to deliver enhanced service levels to its parking customers

- Clients include some of the nation's largest owners and developers of mixed-use projects, major office building complexes, sports stadiums and arenas, hotels, major hospitals, government agencies and airports

Central Parking — Airports


Houston


LAX


Dulles

- Los Angeles International
- George Bush Intercontinental
- Ft. Lauderdale International
- San Francisco International
- Miami International
- Nashville International
- New Orleans International
- Detroit International
- Salt Lake City International

Central Parking — Stadiums


Great American Ball Park


Lincoln Financial Field

- Cowboys Stadium
- Lincoln Financial Field
- Citizen's Bank Park
- Oriole Park at Camden Yards
- LP Field
- MetLife Stadium
- M&T Bank Stadium
- Tropicana Field
- Citizens Bank Park

Central Parking — Hotels


Hilton


Intercontinental

- Waldorf Astoria, New York
- The St. Regis, Washington D.C.
- Westin Peachtree Plaza, Atlanta
- Ritz-Carlton: San Juan, Miami, Atlanta, Philadelphia and Washington DC
- Bally's Atlantic City
- Fontainebleau Miami Beach
- Fairmont Turnberry Hotel

Central Parking — Other


AOL Time Warner


Cincinnati
Children's Hospital

- Hospital
  - Children's, St. Vincent, New York Presbyterian, Nebraska Medical Center
- Municipal / Transit
  - Charlotte, San Jose, Chicago, Portland, Santa Monica, New York City
- Mixed Use
  - Time Warner Center, Point Orlando

Standard Parking®
Superior People. Superior Performance.
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Central Parking Underwent Significant Transformation

Acquisition of Central Parking in 2007 by Kohlberg & Company, Versa and Lubert-Adler

Since the acquisition, Central Parking has undergone a significant transformation:

Divested all its material owned real estate, as well as all of its international parking operations, to focus on its core North American leased and managed business

Upgraded senior management team, including a new CEO, CFO and several other senior executives

Substantially improved contract retention, new contract acquisition and lease contract economics

Focus intensified on customer experience improvements

Centralized back-office functions from 42 city offices to headquarters in Nashville

Invested substantially in technology, including parking revenue equipment and remote facility monitoring capabilities

Value-Creating Merger for Stockholders

Transformational Transaction

Increased Scale to Cross-Sell Next Generation of Services

Significant Cost Synergies

Attractive Asset that Underwent Significant Transformation

Maintain a Conservative Financial Position

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Revolutionary Company Uses Technology to Enhance Client and Customer Service

Proprietary IT benefiting clients

Electronic, interactive marketing service

Monthly billing and management Revenue analysis tools Online parking reservations – Click & Park National strategic platform of SP Plus branded services: Transportation, maintenance and security Public company financial controls in place

Innovative customer experience Unique marketing capabilities

Extensive customer service center – 24/7 assistance Customer loyalty programs Well-integrated online support across multiple channels

Parking.com

Proprietary web-based customer applications Focus Point remote management Renowned valet competency – USA Parking

Transformed Company

Client-Focused Services

Automated and web-based state-of-the-art products and services: transportation, security, maintenance, parking enforcement, meter collection CRM systems and capabilities to capture parking data on a large scale

Enhanced property management technology: marketing services, billings systems and automated reporting Leverage services for superior client returns

Customer-Focused Services

Leverage customer information and technology to deliver superior service

Understand customer preferences faster and more completely

Interactive city-by-city information provided for customers across all lots

We are committed to investing in new technology across a national footprint

Increased Scale to Cross-Sell Next Generation of Services

Cross-sell diversified line of SP Plus branded services and products across Central

Parking’s location base

Enable customers and clients to benefit from the suite of automated and web-based, state-of-the-art products and services:

Click and Park ® Click and RideTM

ParkROITM

AboutParking.com MPM PlusTM Web VisionTM

Client ViewTM Focus PointTM Pay Park & GoTM

Expand client base and grow business from lower-cost platform

Accelerate technology innovations to enhance customer parking experiences, develop new products and services and, therefore, drive client value

Generates Tangible, Compelling Cost Savings

Create more efficient G&A profile and achieve net annual run-rate cost synergies of $20 million within 2 years through:

Consolidating back office and field organization

Eliminating duplicate infrastructure costs

Leveraging expanded purchasing volume of combined company

Expect to realize ~25% of net cost synergies in the first year after the closing of the merger

Transaction and integration costs will offset

Realized Synergies

($ in millions)

$5

$15

$20

Year 1 Year 2 Year 3

Comprehensive Post-Close Integration Planning

Proven integration record and management expertise

Standard Parking management: worked together >10 years; average of 25 years parking industry experience; successfully integrated 9 companies since 2004

Central Parking management: extensive industry experience; gained insight in development of advanced, customer-centric products and technologies

Talented combined management team:

Today

James A. Wilhelm Standard Parking CEO

James A. Marcum Central Parking CEO

G. Marc Baumann Standard Parking CFO

Future

Combined Company CEO

Combined Company COO

Combined Company CFO

Post-closing, comprehensive plan to achieve seamless integration

Booz & Company retained to advise on integration

Evaluation of long-term brand strategy

Maintaining Conservative Financial Position

Attractive Financing

$450 million Senior Secured Credit Facilities fully committed

$200 million Revolver

$250 million Term Loan Favorable financing terms

Libor + 325 pts

Continued support of existing and new lenders

Bank of America, Wells Fargo, J.P. Morgan Chase, U.S. Bank, GE Antares Capital, First Hawaiian Bank 6.161 million shares issued to Central Parking shareholders as equity consideration $27 million cash consideration to be paid in 3 years

Conservative Capital Structure

Manageable total leverage with flexibility

Expect rapid deleveraging

Covenant debt leverage of 2.5x adjusted EBITDA within 3 years

Continued ability to invest in new initiatives

LTM Adj. EBITDA Contribution Pro Forma Equity Ownership

Central Parking

45%

55%

Standard Parking

Central Parking

28%

72%

Standard Parking

Sound capital structure supported by stronger pro forma cash generation

Maintains ample financial liquidity

Enhances stock liquidity for stockholders

Value-Creating Merger for Stockholders

Transformational Transaction

Increased Scale to Cross-Sell Next Generation of Services

Significant Cost Synergies

Attractive Asset that Underwent Significant Transformation

Maintain a Conservative Financial Position

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Value-Creating Merger for Stockholders

Transformational Transaction

Increased Scale to Cross-Sell Next Generation of Services

Significant Cost Synergies

Attractive Asset that Underwent Significant Transformation

Maintain a Conservative Financial Position

Standard Parking Corporation and Central Parking, Inc.

Merger of America’s Premier Service Providers